UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 4, 2010

Lattice Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 N. E. Moore Court

Hillsboro, Oregon 97124-6421

(Address of principal executive offices, including zip code)

(503) 268-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Lattice Semiconductor Corporation was held on Tuesday, May 4, 2010, in Hillsboro, Oregon. Stockholders representing 101,877,734 shares, or 88% of the outstanding shares as of the March 10, 2010 record date, were present in person or were represented at the meeting by proxy. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows.

Proposal 1: Election of Directors

Each of the three nominees for director was elected, and the voting results are set forth below:

Nominee	For	Withheld	Abstain	Broker Non-votes
David E. Coreson	85,458,374	1,425,425		14,988,935
Gerhard H. Parker	85,462,940	1,420,859		14,988,935
Hans Schwarz	85,373,696	1,510,103		14,988,935

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of KPMG LLP was approved, and the voting results are set forth below:

For	Against	Abstain	Broker Non-votes
100,505,992	948,012	418,730

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

Date: May 6, 2010	By:	/s/ Byron W. Milstead
Byron W. Milstead Corporate Vice President, General Counsel and Secretary